EXECUTION COPY

AMENDMENT NO. 3 TO CREDIT AGREEMENT
AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 14, 2014 by and among SENSATA TECHNOLOGIES B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (the “Parent”), the undersigned guarantors (together with the Parent, the “Guarantors”), Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent (in its capacity as administrative agent, the “Administrative Agent”), Barclays Bank PLC (“Barclays”), MSSF, Royal Bank of Canada (“RBC”) and Goldman Sachs Bank USA (“Goldman Sachs”), as joint lead arrangers and joint bookrunners, and the certain lenders party hereto.
RECITALS
A.    The Borrowers, the Parent, MSSF and the Lenders (as defined in the hereinafter defined Credit Agreement) are party to that certain Credit Agreement dated as of May 12, 2011, as amended by Amendment No. 1 to Credit Agreement, dated as of December 6, 2012, and Amendment No. 2 to Credit Agreement, dated as of December 11, 2013 (the “Credit Agreement”).
B.    The Borrowers have requested Additional Term Loans (the “Third Amendment Term Loans”) pursuant to Additional Term Commitments under Section 2.14 of the Credit Agreement (the “Third Amendment Term Commitments”) as set forth in Schedule A to this Amendment in the aggregate principal amount of $600 million.
C.    Subject to the satisfaction of the conditions set forth in Section 6 of this Amendment, Barclays (the “Third Amendment Term Lender”) will make to the BV Borrower the Third Amendment Term Loans in an amount up to their respective Third Amendment Term Commitments on the Third Amendment Effective Date (as defined below).
D.    The proceeds of the Third Amendment Term Loans will be used solely (i) to finance, in part, (a) the acquisition (the “Acquisition”) of all of the capital stock of August Cayman Company, Inc. (the “Target”) by the BV Borrower pursuant to that certain share purchase agreement, dated as of August 15, 2014 (the “Acquisition Agreement”), by and among the BV Borrower and the Target and (b) (1) the payment in full of all indebtedness for borrowed money, (2) the termination and release of all commitments, security interests and guaranties and (3) the replacement or backstop of all letters of credit under, in each case, that certain first lien credit agreement, dated as of April 27, 2012, as amended, restated, and supplemented from time to time, by and among the Target, Barclays Bank PLC, as the administrative agent and collateral agent, and the other financial institutions party thereto (the “Refinancing”), (ii) to pay fees and expenses incurred in connection with the Acquisition, the Refinancing and this Amendment and (iii) for general corporate purposes.
E.    The Borrowers have requested to make certain other amendments set forth in Section 5 hereof to the Credit Agreement, as authorized by Section 10.01 of the Credit Agreement.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.
2.    Interpretation; Reference to and Effect on the Loan Documents.
(a)    The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
(b)    On and after the Third Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by the Amendment.
(c)    The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(d)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
3.    Additional Term Commitments. Subject to the satisfaction of the conditions set forth under Section 7 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Repricing Event” means (i) any prepayment or repayment of Third Amendment Term Loans with the proceeds of, or any conversion of all or any portion of the Third Amendment Term Loans into, any new or replacement indebtedness bearing interest with an “effective yield” (which, for such purposes only, shall (x) be deemed to take account of interest rate benchmark floors, recurring fees and all other upfront or similar fees (subject to following clause (y)) or original issue discount (amortized over the shorter of (A) the weighted average life of such new or replacement indebtedness and (B) four years) and (y) exclude any structuring, commitment and arranger fees or other similar fees unless such similar fees are paid to all lenders generally in the primary syndication of such new or replacement tranche of Term Loans) less than the “effective yield” applicable to the Third Amendment Term Loans subject to such event (as such comparative yields are determined by the Administrative Agent); provided that in no event shall any prepayment or repayment of Third Amendment Term Loans in connection with a Change of Control constitute a Repricing Event and (ii) any amendment to this Agreement which reduces the “effective yield” applicable to the Third Amendment Term Loans (it being understood that any prepayment premium with respect to a Repricing Event shall apply to any required assignment by a non-consenting Lender pursuant to Section 3.07(a)(z)).

“Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of October 14, 2014, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada and Goldman Sachs Bank USA, as joint lead arrangers and joint bookrunners, and certain Lenders party thereto.
“Third Amendment Effective Date” has the meaning given to such term in Section 7 of the Third Amendment.
“Third Amendment Term Commitments” has the meaning given in the recitals of the Third Amendment.
“Third Amendment Term Loans” has the meaning specified in Section 2.01(a).
(b)    Section 1.01 of the Credit Agreement is hereby amended by restating clause (c) of the definition of “Applicable Rate” therein in its entirety as follows:
“(c)    with respect to Third Amendment Term Loans, (i) for Eurodollar Rate Loans, 2.75% and (ii) for Base Rate Loans, 1.75%; and
(d)    with respect to any Additional Term Loans (other than the Third Amendment Term Loans) or Additional Revolving Credit Commitments, such amount as may be agreed to by the applicable Borrower, the Administrative Agent and the Additional Term Lenders or Additional Revolving Credit Lenders, as the case may be.”

(c)    Section 1.01 of the Credit Agreement is hereby amended by adding to the end of the definition of “Base Rate Loan” the following language: “; provided that Third Amendment Term Loans that are Base Rate Loans will be subject to a Base Rate floor of 1.75% per annum.”
(d)    Section 1.01 of the Credit Agreement is hereby amended by deleting the word “or” immediately before clause (c) in the definition of “Eurodollar Rate”, replacing the “.” at the end of clause (c) with “, or” and adding the following clause (d):
“(d)    in the case of Eurodollar Rate Loans that are Third Amendment Term Loans, if greater than the rate determined by the Administrative Agent pursuant to the foregoing clauses (a) and (b), 0.75%.”
(e)    Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” immediately before clause (b) in the definition of “Maturity Date” and restating clause (b) in its entirety as follows:
“(b) with respect to the Closing Date Term Loans and the Second Amendment Term Loans, May 12, 2019, and (c) with respect to the Third Amendment Term Loans, October 14, 2021.”

(f)     Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Term Commitment”: “On the Third Amendment Effective Date, an additional $600,000,000 of Third Amendment Term Commitments is available to the Borrowers.”

(g)    Section 2.01(a) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(a)    The Term Borrowing. Subject to the terms and conditions set forth herein, each Lender severally agrees to make to the BV Borrower or the US Borrower (as directed by the BV Borrower) (i) a single Dollar loan on the Closing Date (each, a “Closing Date Term Loan” and, collectively, the “Closing Date Term Loans”) in an amount equal to such Lender’s Term Commitment as of the Closing Date, (ii) a single Dollar loan on the Second Amendment Effective Date (each, a “Second Amendment Term Loan” and, collectively, the “Second Amendment Term Loans”) in an amount equal to such Lender’s Term Commitment as of the Second Amendment Effective Date and (iii) a single Dollar loan on the Third Amendment Effective Date (each, a “Third Amendment Term Loan” and, collectively, the “Third Amendment Term Loans”) in an amount equal to such Lender’s Third Amendment Term Commitment as of the Third Amendment Effective Date. The Closing Date Term Loans, the Second Amendment Term Loans and, except in related provisions of this Agreement where “Third Amendment Term Loans” are separately referenced, the Third Amendment Term Loans are for purposes of this Agreement, each, a “Term Loan” and, collectively, the “Term Loans”.

Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”
(h)    Section 2.02(a)(x) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(x) with respect to any Borrowing on any of the Closing Date, the Second Amendment Effective Date or the Third Amendment Effective Date, not later than 12:00 p.m. (noon) one (1) Business Day before the Closing Date, the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable”.
(i)    Section 2.05(a) of the Credit Agreement is hereby amended by adding a sub-clause (vi) thereto immediately after existing Section 2.05(a)(v) as follows:
“(vi)    At the time of the effectiveness of any Repricing Event that is consummated prior to the six month anniversary of the Third Amendment Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Third Amendment Term Loans which are repaid or prepaid pursuant to such Repricing Event, a fee in an amount equal to 1.00% of the aggregate principal amount of all Third Amendment Term Loans prepaid (or converted) in connection with such Repricing Event. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Event.”
(j)    Section 2.07(a) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(a)    Term Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the applicable Term Lenders (a) the aggregate outstanding principal amount of the Closing Date Term Loans and Second Amendment Term Loans in quarterly installments payable on the last Business Day of each March, June, September and December, commencing on December 31, 2013, in an amount equal to (x) on each such date occurring on or prior to the Maturity Date of the Closing Date Term Loans and Second Amendment Term Loans, 0.25% of the sum of the aggregate principal amount of the Closing Date Term Loans and Second Amendment Term Loans outstanding on the Second Amendment Effective Date and (y) the balance on the Maturity Date of the Closing Date Term Loans and Second Amendment Term Loans, which amount, in each case, shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05; provided, however, that the final principal installment shall be repaid on the Maturity Date for the Closing Date Term Loans and Second Amendment Term Loans and in any event shall be in an amount equal to the aggregate principal amount of the Closing Date Term Loans and Second Amendment Term Loans outstanding on such date and (b) the aggregate outstanding principal amount of the Third Amendment Term Loans in quarterly installments payable on the last Business Day of each March, June, September and December, commencing on December 31, 2014, in an amount equal to (x) on each such date occurring on or prior to the Maturity Date of the Third Amendment Term Loans, 0.25% of the sum of the aggregate principal amount of the Third Amendment Term Loans outstanding on the Third Amendment Effective Date and (y) the balance on the Maturity Date of the Third Amendment Term Loans, which amount, in each case, shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05; provided, however, that the final principal installment shall be repaid on the Maturity Date for the Third Amendment Term Loans and in any event shall be in an amount equal to the aggregate principal amount of the Third Amendment Term Loans outstanding on such date.”
(k)    Section 2.07(d) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(d)    Additional Term Loans and Extended Term Loans. The relevant Borrower shall repay the aggregate amount of any Additional Term Loans (other than the Third Amendment Term Loans) or Extended Term Loans to the Administrative Agent in accordance with a repayment schedule to be agreed by such Borrower and the relevant Additional Term Lenders or relevant Extended Term Lenders, as applicable.”

4.    Other Amendments.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “L/C Issuer” as follows:
“On the Third Amendment Effective Date, Barclays Bank PLC shall be deemed to be an L/C Issuer under this Agreement with respect to the Letters of Credit identified on Schedule 1 of the Third Amendment that lists Barclays Bank PLC as issuer.”

(b)    Section 2.14(a)(iii) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(iii) (A) the final maturity date of any Additional Term Loans shall be no earlier than the latest Maturity Date for any then outstanding Term Loans and (B) the final maturity date of any Additional Revolving Credit Loans shall be no earlier than the latest

Maturity Date for any then outstanding Revolving Credit Commitments; provided that the amortization schedule with respect to any Additional Term Loans shall be determined by the BV Borrower and the Additional Term Lenders of such Additional Term Loans,”.

(c)    Section 2.14(a)(iv) of the Credit Agreement is hereby amended by restating such provision in its entirety as follows:
“(iv) the weighted average life to maturity of the Additional Term Loans shall be no shorter than the remaining weighted average life to maturity of the then-existing tranche of Term Loans with the latest Maturity Date,”.

(d)    Section 2.14(a)(vi) of the Credit Agreement is hereby amended by replacing the phrase “the corresponding existing Term Loan Facility or Revolving Credit Facility” with the phrase “each then-existing tranche under the Term Loan Facility or Revolving Credit Facility, as applicable”.
(e)    Section 6.12(a) of the Credit Agreement is hereby amended by restating the proviso thereto in its entirety as follows:
“provided that, notwithstanding the foregoing, this Section 6.12 shall not apply to (w) any Subsidiary to the extent that such Subsidiary is prohibited by applicable local Laws from taking any such action, (x) any Subsidiary organized under the laws of the People’s Republic of China, (y) Schrader Electronics Limited so long as it does not guarantee or otherwise provide credit support for any Indebtedness in excess of the Threshold Amount of any other Person, or (z) any Securitization Subsidiary:”.
(f)    Section 6.12(a)(i) of the Credit Agreement is hereby amended by restating the proviso thereto in its entirety as follows:
“(i) within ninety (90) days after such formation, acquisition, designation or Guarantee (or such longer period as the Administrative Agent may agree in its reasonable discretion):”.

(g)    Each letter of credit listed on Schedule 1 hereto shall be deemed outstanding under the Revolving Credit Facility on the Third Amendment Effective Date.

5.    Representations and Warranties of Loan Parties. Each of the Loan Parties hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

6.    Conditions to Effectiveness and Funding.
This Amendment shall become effective (the “Third Amendment Effective Date”) when (unless waived):
(i)    The Administrative Agent receives of a counterpart of this Amendment signed by each of the BV Borrower, the US Borrower, the Parent, the other Guarantors and the Third Amendment Term Lender;
(ii)    All filings and other actions reasonably necessary to grant the Administrative Agent, for the benefit of the Secured Parties, a perfected security interest in the assets of the Target (together with its subsidiaries, if any, the “Acquired Business”) and any Subsidiary thereof qualifying as a “Guarantor” under the Credit Agreement that would constitute Collateral under the Collateral Documents (including the documents listed on Schedule 3(a) hereof) shall have been taken; provided that (A) to the extent any Collateral of the Acquired Business may not be perfected by (1) the filing of a UCC financing statement or (2) taking delivery and possession of stock certificates of the Acquired Business to the extent required to be pledged pursuant to the Credit Agreement but only to the extent such stock certificates are received from the Target on or prior to the Third Amendment Effective Date, if the perfection of the Administrative Agent’s security interest in such Collateral may not be accomplished prior to the Third Amendment Effective Date after the BV Borrower’s use of commercially reasonable efforts to do so and without undue burden and expense, then the perfection of the security interest in such Collateral shall not constitute a condition precedent to the availability of the Third Amendment Term Loans on the Third Amendment Effective Date but, instead, may be accomplished within the time periods set forth in Section 6.12 of the Credit Agreement and (B) to the extent any guaranty by a subsidiary of the Target may not be accomplished prior to the Third Amendment Effective Date after the BV Borrower’s use of commercially reasonable efforts to do so and without undue burden and expense, then such guaranty shall not constitute a condition precedent to the availability of the Third Amendment Term Loans on the Third Amendment Effective Date but, instead, may be accomplished within the time periods set forth in in Section 6.12 of the Credit Agreement;
(iii)    The Administrative Agent shall have received such certificates or resolutions or other action, incumbency certificates and/or other certificates of the Loan Parties as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;
(iv)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is validly existing and in good standing in its jurisdiction of organization (to the extent such concept exists in such jurisdiction);
(v)    The Administrative Agent shall have received a Committed Loan Notice with respect to the Third Amendment Term Loans setting forth the information specified in Section 2.02 of the Credit Agreement;
(vi)    The Administrative Agent shall have received a solvency certificate from a director of the BV Borrower substantially in the form of Exhibit Q to the Credit Agreement certifying that the Parent and its Subsidiaries on a consolidated basis as of the Third Amendment Effective Date (after giving effect to this Amendment and the transactions contemplated hereby, including the Acquisition, the financing thereof, and the Refinancing) are Solvent;

(vii)    (a) The conditions set forth in Section 2.14(b) of the Credit Agreement (as amended by the Third Amendment and after giving Pro Forma Effect to the Acquisition) shall have been satisfied so as to permit the incurrence of the Third Amendment Term Loans and (b) each of the Specified Representations (as defined below) shall be true and correct in all material respects, and the Administrative Agent shall have received a certificate of the BV Borrower signed by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers as to the foregoing clauses (a) and (b). “Specified Representations” means the representations and warranties of the Loan Parties set forth in the Patriot Act Representation (as defined below), the Sanctions Representation (as defined below) and the Anti-Corruption Representation (as defined below). For purposes of this clause (vii), the following terms shall have the meanings given to them below:
“Patriot Act Representation” means the representation and warranty to the Administrative Agent by each Loan Party that, to the extent applicable, each of the Parent and its Subsidiaries is in compliance in all material respects with the Patriot Act and any enabling legislation or executive order relating thereto;
“Sanctions Representation” means the representation and warranty to the Administrative Agent by the Parent that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would violate applicable Sanctions.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury;

“Sanction” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority; and

“Anti-Corruption Representation” means the representation and warranty to the Administrative Agent by each Loan Party that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would breach the US Foreign Corrupt Practices Act of 1977 (as amended).

(viii)    To the extent invoiced at least two Business Days prior to the Third Amendment Effective Date, all costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation, payable to each of Barclays, MSSF, RBC and Goldman Sachs (and counsel thereof) shall have been paid to the extent due;
(ix)    The Administrative Agent shall have received a customary legal opinion, addressed to the Administrative Agent and the Lenders, in form, scope and substance reasonably acceptable to the Administrative Agent from each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties and (ii) special foreign counsel referred to in Schedule 2(a) hereto;
(x)    The Acquisition shall be consummated in accordance with the terms and conditions of the Acquisition Agreement (including, but not limited to, all schedules and exhibits thereto and after giving effect to any alteration, amendment, modification, supplement or waiver permitted below) and the Acquisition Agreement shall not have been altered, amended or otherwise changed or supplemented or any provision or condition therein waived, nor any consent granted, by the BV Borrower, if such alteration, amendment, change, supplement, waiver or consent would be adverse to the interests of the Third Amendment Term Lender (in its capacity as such) in any material respect, without the prior written consent of each of Barclays, MSSF, RBC and Goldman Sachs (such consent not to be unreasonably withheld, delayed or conditioned).
(xi)    Substantially concurrently with the Third Amendment Effective Date, the Refinancing shall be consummated;
(xii)    The Administrative Agent shall have received, at least 3 Business Days prior to the Third Amendment Effective Date, all documentation and other information about the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, that has been requested in writing at least 10 days prior to the Third Amendment Effective Date; and
(xiii)    Since August 15, 2014, no Target Material Adverse Effect (as defined below) shall have occurred and be continuing. “Target Material Adverse Effect” means (with capitalized terms other than “Target Material Adverse Effect” used in this definition having the meanings assigned thereto in the Acquisition Agreement unless otherwise specified in this definition) any event, state of facts, change or effect that has had, or would reasonably be expected to have, a material and adverse effect upon (i) the business, assets, liabilities, results of operations or financial condition of the Company Entities, taken as a whole, or (ii) the ability of Seller to enter into the Acquisition Agreement or to consummate the transactions contemplated thereby; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, nor shall any of the following (including the effect of any of the following) be taken into account in determining whether there has been or will be, a “Target Material Adverse Effect”: (a) any change in applicable Laws or any interpretation thereof by Governmental Authorities; (b) general economic, political or business conditions or changes therein (including commencement, continuation or escalation of war, armed hostilities or national or international calamity); (c) financial and capital markets conditions, including interest rates and currency exchange rates, and any changes therein; (d) any change generally affecting the industries in which the Company Entities operate; (e) any act of God or natural disaster; (f) any acts of terrorism or change in geopolitical conditions; (g) any failure of any Company Entity to meet any projections or forecasts (provided, that clause (g) shall not prevent a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in a Target Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Target Material Adverse Effect)); (h) any matter to which BV Borrower hereafter consents in writing; or (i) the compliance with the terms of the Acquisition Agreement or the taking of any action or the omission of any action, in each case, to the extent such action or omission is required or contemplated by the Acquisition Agreement; provided, further, that in the case of the foregoing clauses (a), (b), (c), (d), (e) and (f), such matters shall be taken into account to the extent that any such matters disproportionately impact the Company Entities (taken as a whole) relative to other businesses in the industries in which the Company Entities operate.
(xiv)    With respect to Section 4 of this Amendment only, the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, or consents in the form of Exhibit A hereto or otherwise acceptable to the Administrative Agent signed by the Required Lenders.
7.    Reservation of Rights. The Borrowers acknowledge and agree that neither the execution nor the delivery by the Administrative Agent and the Lenders of this Amendment shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar documents under the same or similar circumstances in the future.

8.    Costs and Expenses.    Each Borrower hereby affirms its obligation under Section 10.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto.
9.    Governing Law; etc. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that (a) the interpretation of the definition of Target Material Adverse Effect and whether there shall have occurred a Target Material Adverse Effect, (b) whether the Acquisition has been consummated as contemplated by the Acquisition Agreement, (c) the determination of whether the conditions precedent in Sections 6(x) and (xi) above have been satisfied and (d) the determination of whether the representations made by the Acquired Business or any of its affiliates are accurate and whether as a result of any inaccuracy of any such representations (subject to cure rights thereunder) BV Borrower has the right to terminate its obligations, or has the right not to consummate the Acquisition, under the Acquisition Agreement, shall be governed by, and construed in accordance with, the laws of the State of Delaware. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full.
10.    Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
11.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
12.    Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by the Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Credit Agreement; (c) subject to Section 14 below, acknowledges and confirms, that immediately after giving effect to the Amendment the liens and security interests granted by it in the Collateral pursuant to the Collateral Documents continue to be valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) immediately prior to giving effect to the execution and delivery of the Amendment; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.

13.    Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.    Waiver and Consent. The Administrative Agent and the Lenders hereby agree to waive each of Sensata Technologies Japan Limited’s, Sensata Technologies de Mexico S. de R.L. de C.V.’s, Sensor-Nite Industrial EOOD’s, and ST Schrader Holding Company UK Limited’s (each, a “Subject Foreign Guarantor”) compliance with all covenants and/or representations and warranties in this Amendment and the Loan Documents relating to the creation, perfection of any security interest under, or enforceability of, any Collateral Document governed by Japanese, Mexican, Bulgarian, and English law on the Third Amendment Effective Date and for a period of 90 days after the Third Amendment Effective Date (as such time period may be extended in the reasonable discretion of the Administrative Agent), during which period each Subject Foreign Guarantor will amend or enter into such Collateral Documents to reflect the amendments hereunder and will take all requisite actions to ensure that it has granted in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and, to the extent required under the Collateral Documents to which it is a party, perfected security interest in its Collateral, as defined in such Collateral Documents.
15.    Post-Closing Covenant. Within 90 days after the Third Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Administrative Agent shall have received the following, each of which shall be originals or facsimiles or pdf electronic copies:
(a)    the Foreign Security Agreements listed on Schedule 3(b) hereto, each properly executed by a Responsible Officer of the signing Loan Party, and each in form and substance reasonably satisfactory to the Administrative Agent;
(b)    customary legal opinions of special foreign counsel referred to in Schedule 2(b) hereto in form and substance reasonably satisfactory to the Administrative Agent; and
(c)    such certificates or resolutions or other action, incumbency certificates and/or other certificates of the Loan Parties as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with such Foreign Security Agreements listed on Schedule 3(b).
Notwithstanding the foregoing, the Administrative Agent may, in its sole discretion, amend or waive the requirements under the foregoing clauses (a), (b), and (c) in writing without any further action or consent of any other party to any other Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Secretary

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES MASSACHUSETTS, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer, Vice President and Treasurer

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES HOLLAND, B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.,
as Guarantor

By:	/s/ Santiago Sepulveda Yturbe
Name: Santiago Sepulveda Yturbe
Title: Attorney-in-Fact

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	/s/ Akira Hayashi
Name: Akira Hayashi
Title: Representative Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
as Guarantor

By:	/s/ Peter Leong Choong Chi
Name: Peter Leong Choong Chi
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSOR-NITE INDUSTRIAL EOOD,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSOR-NITE NV,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Attorney-in-Fact

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES US COÖPERATIEF U.A.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES BERMUDA LTD.,
as Guarantor

By:	/s/ Steven P. Reynolds
Name: Steven P. Reynolds
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES US, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Secretary

[Signature Page to Amendment No. 3 to Credit Agreement]

SENSATA TECHNOLOGIES US II, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Secretary

[Signature Page to Amendment No. 3 to Credit Agreement]

ST SCHRADER HOLDING COMPANY UK LIMITED,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC,
as Third Amendment Term Lender

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC,
as L/C Issuer

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Schedule A

Lender	Third Amendment Term Commitment

Barclays Bank PLC	$600,000,000

Total:	$600,000,000

EXHIBIT A
CONSENT TO AMENDMENT NO. 3
CONSENT (this “Consent”) to Amendment No. 3 to Credit Agreement (the “Amendment”) by and among the Borrowers, the Parent, the other Guarantors, the other parties thereto and the Administrative Agent, to the Credit Agreement dated as of May 12, 2011, as amended by Amendment No. 1 to Credit Agreement dated as of December 6, 2012 and as amended by Amendment No. 2 to Credit Agreement dated as of December 11, 2013, among the Borrowers, Morgan Stanley Senior Funding, Inc., as administrative agent, and each lender from time to time party thereto (the “Credit Agreement”). Unless otherwise defined herein, terms used herein shall have the meanings given to them in the Amendment.
Term Lenders
The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment.
Revolving Credit Lenders
The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Amendment.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
Date: ___________________, 2014
________________________________________,
as a Lender (type name of the legal entity)

By:
Name:
Title:

[By:
Name:
Title:][second signature block if needed]

[Signature Page to Amendment No. 3 to Credit Agreement]

Schedule 1 – Letters of Credit

Beneficiary Name	Applicant	Issuer	LC No.	Amount ($) as of Third Amendment Effective Date
United States Environmental Protection Agency	August U.S. Holding Company, Inc. for the account of Schrader Bridgeport International Inc.	Barclays Bank PLC	SB-01804	$1,087,000.00
Department of Environmental Quality	August U.S. Holding Company, Inc. and Schrader Bridgeport International Inc.	Barclays Bank PLC	SB-1845	$504,500.00

Schedule 2(a) – Opinions of Foreign Counsel
Delivered on Third Amendment Effective Date

JURISDICTION	COUNSEL
Belgium	ALTIUS CVBA – Collateral Opinion Loyens & Loeff CVBA/SCRL – Capacity Opinion
Bermuda	Conyers Dill & Pearman Limited
Bulgaria	Gugushev & Partners – Capacity Opinion
England & Wales (UK)	Clifford Chance LLP – Capacity Opinion
Japan	Morrison & Foerster LLP – Capacity Opinion
Malaysia	Azim Tunku Farik & Wong & Partners – Capacity Opinion Wong & Partners – Collateral Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Capacity Opinion
Netherlands	Loyens & Loeff N.V. – Capacity Opinion Van Doorne N.V. – Collateral Opinion

Schedule 2(b) – Opinions of Foreign Counsel
Delivered Post-Third Amendment Effective Date

JURISDICTION	COUNSEL
Bulgaria	Gugushev & Partners – Collateral Opinion
England & Wales (UK)	Clifford Chance LLP – Collateral Opinion
Japan	Morrison & Foerster LLP – Collateral Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Collateral Opinion
Netherlands	Loyens & Loeff N.V. – Capacity Opinion with respect to UK Share Charge (defined below)

Schedule 3(a) – Foreign Collateral and Reaffirmation Documents
Delivered on Third Amendment Effective Date

Malaysia

1. A confirmation by Sensata Technologies Malaysia Sdn. Bhd. to the Debenture dated 9 November 2011 which created fixed and floating charges over the assets of Sensata Technologies Malaysia Sdn. Bhd. securing the performance of the Foreign Guarantor.
2. A confirmation by the BV Borrower to the Share Charge dated 9 November 2011 which created a charge over the shares of Sensata Technologies Malaysia Sdn. Bhd. by the BV Borrower securing the performance of obligations of BV Borrower under the Credit Agreement.
3. Form 40B (Notice of Variation in terms of Charge) by Sensata Technologies Malaysia Sdn. Bhd.

Schedule 3(b) – Foreign Collateral and Reaffirmation Documents
Delivered Post-Third Amendment Effective Date

Bulgaria

1.	Annex 3 to Share and Dividends Pledge Agreement of Sensor-Nite NV (Belgium).

2.	Annex 5 to Pledge on Going Concern Pledge Agreement of Sensor-Nite Industrial EOOD.

England & Wales (UK)
1.Debenture with ST Schrader Holdings Company UK Limited as chargor in favor of Morgan Stanley Senior Funding, Inc.

2.Security over Shares Agreement over the shares of ST Schrader Holding Company UK Limited by Sensata Technologies B.V. as the chargor in favor of Morgan Stanley Senior Funding, Inc. (the “UK Share Charge”)

Japan

1. Japanese Security Agreement - Assignment of Personal Property as Security (Johtotampo-ken).
2. Japanese Security Agreement - Assignment of Inventory as Security (Johtotampo-ken).
3. Japanese Security Agreement - Assignment of Accounts Receivable as Security (Johtotampo-ken).
4. Japanese Security Agreement - Pledge (Shichi-ken) of Patents and Trademark.
5. Japanese Security Agreement - Pledge (Shichi-ken) of Shares Issued by Sensata Japan.
6. Notice with Certificate of Date of Reflection (kakutei-hizuke).
7. Copy of Shareholder Register.
8. Promissory Note No.3 (Acknowledgment of Debt) from BV Borrower to the Collateral Agent.
Mexico

1. Amendment to Mexican Mortgage (Hipoteca) on Auguascalientes Real Estate.
2. Amendment to Floating Lien Pledge Agreement (Contrato de Prenda sin Transmision de Posesion).
3. Amendment to Equity Interest Pledge Agreement (Contrato de Prenda sobre Partes Sociales).